UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Gregory F. Niland

Capital World Growth and Income Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2023

Global flexibility:
Following opportunity
anywhere

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	21.09%	10.90%	7.48%
Class A shares (reflecting 5.75% maximum sales charge)	13.86	9.34	6.60

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.52% for Class F-2 shares and 0.75% for Class A shares as of the prospectus dated February 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2023, was 1.97% for Class F-2 shares and 1.63% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

16	Financial statements

40	Board of trustees and other officers

Fellow investors:

Global stocks rallied during the fund’s fiscal year, supported by declining inflation and better than expected economic growth in some markets. Equities were further bolstered in the closing weeks of the period by expectations that central banks were at or near the end of their interest rate tightening cycles.

The fund’s Class F-2 shares gained 11.15% for the 12 months ended November 30, 2023. This result trailed the 12.01% gain of its primary benchmark, the MSCI ACWI (All Country World Index). As you can review in the table below, the fund, which takes a long-term perspective, has outpaced the index over its lifetime.

Capital World Growth and Income Fund seeks to provide investors with long-term capital appreciation as well as current income in the form of dividends. For investors in Class F-2 shares, the fund paid dividends totaling about $1.21 a share during the fiscal year, including a special dividend of 20 cents paid in December 2022. Investors who reinvested dividends recorded an income return of 2.28%.

Stocks rise as inflation falls

After a bumpy start, global equity markets rose, led by strong gains among a handful of mega-cap technology companies linked to the development of artificial intelligence platforms. Stocks were further boosted by steadily decelerating inflation throughout the fiscal year. By the end of October, U.S. core personal consumption expenditures (PCE) inflation eased to 3.5%, the lowest level since April 2021. Similarly, eurozone inflation fell by more than was forecast, to 2.4% at the end of November.

In response to decelerating inflation, the U.S. Federal Reserve, European Central Bank (ECB) and others slowed their interest rate tightening cycles. Although U.S. Fed Chair Jerome Powell left open the possibility of further tightening following U.S. policymakers’ decision to leave interest rates unchanged in November, he underscored that previous rate hikes had impacted the economy. However, as energy costs declined, and price growth for food and services also slowed in the eurozone, ECB president Christine Lagarde warned it was too early to say

Results at a glance

For periods ended November 30, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 3/26/93)

Capital World Growth and Income Fund (Class F-2 shares)*	11.15%	8.53%	7.13%	10.11%
Capital World Growth and Income Fund (Class A shares)	10.87	8.27	6.88	9.87
MSCI ACWI (All Country World Index)†	12.01	9.07	7.60	7.52

Past results are not predictive of results in future periods.

*	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
†	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

Capital World Growth and Income Fund	1

whether inflation was beaten, highlighting recent robust wage growth.

Despite lingering recession fears, economic growth in the U.S. and Europe was upbeat for much of the 12 months, supported by healthy levels of consumer spending, rising wages and strong labor markets. In the closing months of the period, however, there were indications that growth was softening. In the U.S., job growth slowed, as 150,000 jobs were added in October, below economists’ estimates. In the eurozone, private sector activity slowed and the European Commission cut its growth forecasts for 2023 and 2024. Japan’s economy shrank by more than forecast in the third quarter, declining by an annualized 2.9% as consumer and business spending faltered.

Geopolitical tensions stirred market volatility at times during the period. The war in Ukraine entered its second year and tensions between the U.S. and China worsened as a U.S. fighter jet shot down a suspected Chinese spy balloon off the coast of South Carolina. On the trade front, the U.S. imposed restrictions on advanced computer chips and other sensitive high-tech exports to China. As a result of these and other trade policies, Mexico surpassed China as the U.S.’s top trading partner in 2023.

Market sector returns were mixed

On a sector basis, 5 of the 11 sectors in the MSCI ACWI advanced, led by a 32.09%* gain for information technology stocks. Some tech stocks benefited from a renewed focus on artificial intelligence (AI) applications, which made rapid advancements during the year. AI enthusiasm drove share prices higher for some computer chipmakers and AI software developers.

Communication services stocks also enjoyed robust gains, led by social media, video streaming and other companies engaged in the business of interactive entertainment. Real estate stocks fell about 5.82% as high interest rates hammered the housing market and commercial real estate dealt with higher vacancy rates amid a rising work-from-home trend. Utilities stocks also lost ground, hurt by higher interest rates, which tend to impact dividend-paying stocks.

Inside the portfolio

The fund continued its focus on established companies with potentially long growth runways that often pay dividends. This included companies across a wide range of geographies and industries. The fund’s largest allocations on a sector basis were information technology, health care and industrials companies.

Investments in the industrials sector were among the strongest contributors to the fund’s results, due in part to favorable stock selection among aerospace companies. Shares of U.S. conglomerate General Electric soared 41.68% amid improving sentiment for global air travel. The company forecast that rising demand for jet engines and aerospace maintenance services would help drive double-digit revenue growth. French jet engine maker Safran and airframer Airbus also recorded double-digit gains.

Although returns for the energy sector were relatively flat, strong stock selection among energy holdings also supported the fund’s returns in absolute terms and relative to the benchmark. Uranium producer Cameco surged on renewed interest in clean energy through nuclear reactors. Oil and gas company Canadian Natural Resources, the fund’s eighth-largest holding, posted a positive return, but it slightly trailed the broader market.

While information technology represented the fund’s largest sector weighting, its weighting among the sectors was considerably lighter than the benchmark, in part because of the fund’s focus on companies that pay dividends. Because of this approach, the fund was lightly invested in many of the mega-cap tech companies connected with artificial intelligence that dominated market returns. This lighter concentration proved to be the largest detractor from the fund’s results in relative terms.

For example, the fund’s investments in Apple and semiconductor maker NVIDIA were positive but detracted from results in relative terms because the fund did not hold them in the same proportion as the broader market. Top 10 holding Microsoft also was positive but detracted from results relative to the benchmark. That said, some of the fund’s largest contributors came from investments in these areas. Semiconductor-related companies Broadcom, Taiwan Semiconductor Manufacturing Company and ASML, all among the fund’s 10 largest investments, achieved double-digit gains.

Select investments in financials also hurt results. Indian banks Kotak Mahindra Bank and HDFC Bank both sustained double-digit declines, as did Asian insurer AIA Group.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes. The MSCI European Union (EU) Index captures large- and mid-cap representation across the 13 developed markets countries and four emerging markets countries in Europe. With 320 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the European equity universe.

Past results are not predictive of results in future periods.

2	Capital World Growth and Income Fund

Elsewhere among the fund’s top 10 holdings, health care services provider UnitedHealth Group posted a modest gain, but shares of tobacco maker Philip Morris International and medical device maker Abbott Laboratories both declined.

Looking ahead

Market sentiment has shifted dramatically since we last reported to you, as investors have been encouraged by declining inflation and the prospect of interest rate cuts from major central banks in 2024. The strong market rally has been largely concentrated in a small group of mega-cap tech stocks. We are excited by advances in artificial intelligence and expect many of these companies to continue to be strong holdings. That said, we expect to see a broadening of the market in the months ahead, and we remain focused on seeking to generate superior results over the long term through careful stock selection across a wide range of industries and sectors.

After a period of surprisingly strong economic growth, we have seen signs that the global economy may be weakening, which is not particularly surprising given the rapid rise in interest rates over the past year. Geopolitical risks remain elevated, with wars raging between Ukraine and Russia as well as Israel and Hamas in Gaza. We are carefully monitoring developments with these conflicts. What’s more, tensions between the U.S. and China remain high. Given these risks, we are bracing for elevated market volatility in the months ahead.

We remain confident that the fund’s focus on established companies from around the world, and its emphasis on dividend paying companies, can provide solid returns for patient investors. We further believe that the fund is well positioned for a broadening of equity market returns and any shifts in the macroeconomic landscape. For 30 years, the fund has successfully invested through periods of dramatic change with a commitment to selective investing rooted in rigorous fundamental research. We remain committed to this approach.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Michael Cohen
Co-President

Sung Lee
Co-President

January 9, 2024

For current information about the fund,
visit capitalgroup.com.

Capital World Growth and Income Fund	3

The value of a long-term perspective

	1 year	5 years	10 years
Class F-2 shares	11.15%	8.53%	7.13%
Class A shares*	4.50	6.99	6.25

**Assumes payment of the maximum 5.75% sales charge.*

$200,000
150,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
March 26
1993[4]
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Year ended November 30

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[4]	For the period March 26 (commencement of operations) through November 30, 1993.

4	Capital World Growth and Income Fund

How a hypothetical $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Investment portfolio November 30, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	47.80%
Eurozone*	15.10
United Kingdom	5.91
Japan	5.29
Canada	5.01
Switzerland	2.52
Taiwan	2.47
India	2.17
China	1.97
Brazil	1.88
Australia	1.84
Denmark	1.27
Other countries	2.79
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	3.98
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Finland, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 95.92%	Shares	Value (000)
Information technology 19.72%
Microsoft Corp.	12,369,455	$4,686,910
Broadcom, Inc.	4,429,609	4,100,622
Taiwan Semiconductor Manufacturing Co., Ltd.	122,170,486	2,256,478
ASML Holding NV	2,468,765	1,674,157
Tokyo Electron, Ltd.	7,148,600	1,158,405
Apple, Inc.	5,409,710	1,027,574
Capgemini SE	3,336,420	682,758
Accenture PLC, Class A	1,918,426	639,104
EPAM Systems, Inc.[1]	2,346,358	605,806
NVIDIA Corp.	982,822	459,666
Salesforce, Inc.[1]	1,811,473	456,310
Texas Instruments, Inc.	2,697,188	411,888
Oracle Corp.	2,695,949	313,296
Intel Corp.	6,983,434	312,159
Shopify, Inc., Class A, subordinate voting shares[1]	4,113,571	299,550
TE Connectivity, Ltd.	2,150,017	281,652
Applied Materials, Inc.	1,829,669	274,048
MediaTek, Inc.	7,808,800	236,214
Samsung Electronics Co., Ltd.	3,894,411	219,752
Synopsys, Inc.[1]	358,128	194,546
Seagate Technology Holdings PLC	2,341,557	185,217
Keyence Corp.	392,000	167,498
Logitech International SA	1,820,738	158,517
Adobe, Inc.[1]	245,940	150,272
GlobalWafers Co., Ltd.	7,996,000	149,477
Disco Corp.	656,422	142,079
Constellation Software, Inc.	50,021	117,493
Micron Technology, Inc.	1,506,355	114,664
Marvell Technology, Inc.	1,998,480	111,375
Arista Networks, Inc.[1]	499,620	109,772
Cognizant Technology Solutions Corp., Class A	1,498,860	105,490
Advantech Co., Ltd.	7,416,118	83,918
Infosys, Ltd.	4,520,380	78,877
Fujitsu, Ltd.	509,724	72,611
Delta Electronics, Inc.	4,559,101	46,189
Wolfspeed, Inc.[1]	768,416	28,324
Stripe, Inc., Class B1,2,3	192,531	4,265
		22,116,933

6	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care 15.05%
UnitedHealth Group, Inc.	4,364,009	$2,413,166
Eli Lilly and Co.	3,136,962	1,854,070
Abbott Laboratories	15,992,599	1,667,868
Novo Nordisk AS, Class B	13,352,857	1,356,021
AstraZeneca PLC	7,436,265	950,620
Vertex Pharmaceuticals, Inc.[1]	2,556,814	907,183
Gilead Sciences, Inc.	11,020,425	844,165
Thermo Fisher Scientific, Inc.	1,264,905	627,089
Takeda Pharmaceutical Co., Ltd.	22,178,600	623,053
Sanofi	6,088,283	566,352
Daiichi Sankyo Co., Ltd.	20,314,300	548,072
Stryker Corp.	1,689,998	500,797
Molina Healthcare, Inc.[1]	1,353,948	494,949
Novartis AG	3,902,474	379,329
Pfizer, Inc.	11,249,135	342,761
GE HealthCare Technologies, Inc.	4,391,003	300,608
Insulet Corp.[1]	1,050,746	198,686
Siemens Healthineers AG	3,322,453	191,457
Bayer AG	5,354,899	182,791
Catalent, Inc.[1]	4,675,978	181,662
Medtronic PLC	2,000,939	158,614
DexCom, Inc.[1]	1,301,205	150,315
AbbVie, Inc.	1,039,193	147,971
Centene Corp.[1]	1,977,645	145,713
EssilorLuxottica SA	737,264	140,536
Argenx SE (ADR)[1]	267,119	120,367
Zoetis, Inc., Class A	676,013	119,431
CVS Health Corp.	1,568,734	106,596
Penumbra, Inc.[1]	468,963	104,152
CSL, Ltd.	520,654	90,213
Eurofins Scientific SE, non-registered shares	1,249,050	72,548
Cigna Group (The)	265,708	69,849
Cooper Companies, Inc.	204,345	68,848
Regeneron Pharmaceuticals, Inc.[1]	82,267	67,772
Coloplast AS, Class B	556,000	65,597
Lonza Group AG	159,579	61,667
agilon health, Inc.[1]	3,179,581	33,767
Rede D’Or Sao Luiz SA	5,912,000	31,950
		16,886,605

Industrials 13.76%
Airbus SE, non-registered shares	9,632,955	1,428,121
General Electric Co.	9,728,106	1,184,883
Carrier Global Corp.	17,311,507	899,506
Safran SA	4,597,594	805,822
Recruit Holdings Co., Ltd.	20,148,353	748,123
BAE Systems PLC	54,031,212	716,223
Melrose Industries PLC[4]	93,650,132	613,134
Boeing Co.[1]	2,565,391	594,221
Siemens AG	3,529,126	591,584
RTX Corp.	6,099,158	496,959
TransDigm Group, Inc.	502,151	483,506
Deere & Co.	1,290,441	470,250
Caterpillar, Inc.	1,870,756	469,036
Bureau Veritas SA	15,040,757	363,619
Ryanair Holdings PLC (ADR)[1]	3,074,870	363,511
Mitsui & Co., Ltd.	9,488,100	345,068
Lockheed Martin Corp.	702,911	314,742
CSX Corp.	9,361,870	302,388
Thales SA	1,653,339	246,463
DHL Group	4,807,135	225,210
Compagnie de Saint-Gobain SA, non-registered shares	3,202,875	208,517
L3Harris Technologies, Inc.	991,374	189,164
Techtronic Industries Co., Ltd.	17,933,000	182,055
Legrand SA	1,811,692	174,367
Daikin Industries, Ltd.	1,157,200	172,924
ASSA ABLOY AB, Class B	6,682,317	170,940
Eaton Corp. PLC	731,954	166,659

Capital World Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ceridian HCM Holding, Inc.[1,5]	2,380,299	$164,003
International Consolidated Airlines Group SA (CDI)[1]	80,539,738	155,668
Brenntag SE	1,785,848	154,112
Schneider Electric SE	775,226	142,287
Leonardo SpA	8,858,526	135,670
Weir Group PLC (The)	5,616,848	132,814
RELX PLC	3,213,351	123,323
ITOCHU Corp.[5]	3,101,500	120,035
Bunzl PLC	2,963,369	112,308
Vinci SA	910,624	111,313
Northrop Grumman Corp.	224,829	106,830
MTU Aero Engines AG	488,876	99,910
Larsen & Toubro, Ltd.	2,583,693	96,329
Waste Connections, Inc.	683,980	92,672
Adecco Group AG	1,921,608	92,317
AB Volvo, Class B	3,668,097	84,946
SMC Corp.	164,300	82,505
Fortive Corp.	1,146,502	79,086
Kingspan Group PLC	961,944	76,227
Rentokil Initial PLC	13,922,210	75,349
Astra International Tbk PT	213,358,445	74,283
Atlas Copco AB, Class B	5,152,097	67,909
SS&C Technologies Holdings, Inc.	1,137,179	63,978
SECOM Co., Ltd.	909,600	63,162
Republic Services, Inc.	300	49
		15,434,080

Financials 10.18%
Zurich Insurance Group AG	1,983,024	991,625
AIA Group, Ltd.	76,569,227	660,680
ING Groep NV	45,370,059	635,984
Kotak Mahindra Bank, Ltd.	26,828,824	564,750
B3 SA - Brasil, Bolsa, Balcao	178,529,675	482,410
JPMorgan Chase & Co.	2,615,476	408,223
Mastercard, Inc., Class A	900,296	372,569
HDFC Bank, Ltd.	18,089,332	338,127
HDFC Bank, Ltd. (ADR)	565,232	33,936
Blackstone, Inc.	3,222,511	362,114
HDFC Life Insurance Co., Ltd.	40,382,630	334,489
Chubb, Ltd.	1,362,056	312,497
Aon PLC, Class A	879,531	288,917
HSBC Holdings PLC	33,940,029	257,985
Discover Financial Services	2,422,175	225,262
Fairfax Financial Holdings, Ltd., subordinate voting shares	239,118	219,790
Arthur J. Gallagher & Co.	869,482	216,501
KKR & Co., Inc.	2,798,775	212,259
Ping An Insurance (Group) Company of China, Ltd., Class H	43,976,000	202,673
Ping An Insurance (Group) Company of China, Ltd., Class A	1,466,988	8,393
AXA SA	6,166,916	191,949
Great-West Lifeco, Inc.[5]	5,980,351	191,140
Banco Bilbao Vizcaya Argentaria, SA	20,590,959	190,647
Ares Management Corp., Class A	1,654,155	185,679
Axis Bank, Ltd.	14,329,326	184,586
DNB Bank ASA	9,606,777	182,991
Apollo Asset Management, Inc.	1,826,817	168,067
Citigroup, Inc.	3,621,983	166,973
CME Group, Inc., Class A	677,785	148,001
Israel Discount Bank, Ltd., Class A	28,963,913	139,511
Blue Owl Capital, Inc., Class A5	10,330,013	139,249
China Merchants Bank Co., Ltd., Class A	24,097,517	97,291
China Merchants Bank Co., Ltd., Class H	11,812,306	41,283
BNP Paribas SA	2,145,823	134,935
DBS Group Holdings, Ltd.	5,385,500	127,783
Wells Fargo & Co.	2,823,852	125,916
FinecoBank SpA	9,145,763	123,096
S&P Global, Inc.	281,754	117,162
Visa, Inc., Class A	451,000	115,763
Postal Savings Bank of China Co., Ltd., Class H	255,797,000	113,632

8	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
MSCI, Inc.	207,442	$108,046
American International Group, Inc.	1,573,803	103,572
National Bank of Canada	1,557,005	103,177
Morgan Stanley	1,297,557	102,948
Macquarie Group, Ltd.	912,067	101,878
Power Corporation of Canada, subordinate voting shares	3,320,000	91,872
KBC Groep NV	1,603,579	91,813
Bank Central Asia Tbk PT	149,909,600	86,747
Bank Mandiri (Persero) Tbk PT	228,710,200	86,264
Marsh & McLennan Companies, Inc.	428,046	85,361
Capital One Financial Corp.	737,000	82,293
East Money Information Co., Ltd., Class A	34,219,269	70,253
Bajaj Finance, Ltd.	752,949	64,303
Aegon, Ltd.	11,395,199	62,341
Brookfield Asset Management, Ltd., Class A (CAD denominated)[5]	1,453,894	50,904
Goldman Sachs Group, Inc.	94,328	32,217
Worldline SA, non-registered shares[1]	2,000,478	30,997
Jio Financial Services, Ltd.[1]	8,496,000	23,371
Bank Rakyat Indonesia (Persero) Tbk PT	68,625,000	23,340
Lufax Holding, Ltd. (ADR)	1,718,439	1,459
Sberbank of Russia PJSC[2]	182,070,644	—	[6]
		11,417,994

Consumer discretionary 9.21%
Home Depot, Inc.	4,905,574	1,537,848
LVMH Moët Hennessy-Louis Vuitton SE	1,892,068	1,447,222
Amazon.com, Inc.[1]	6,668,877	974,256
Booking Holdings, Inc.[1]	184,335	576,176
Restaurant Brands International, Inc.[5]	4,594,964	326,610
Restaurant Brands International, Inc. (CAD denominated)	2,528,077	179,804
Industria de Diseño Textil, SA	10,798,346	444,654
Flutter Entertainment PLC[1]	2,681,532	418,125
General Motors Co.	11,645,097	367,985
Trip.com Group, Ltd. (ADR)[1]	10,307,879	362,631
Chipotle Mexican Grill, Inc.[1]	158,256	348,519
Marriott International, Inc., Class A	1,654,741	335,416
Compagnie Financière Richemont SA, Class A	2,607,037	325,098
NEXT PLC	2,631,246	263,420
Tesla, Inc.[1]	788,334	189,263
Evolution AB	1,795,771	185,904
Stellantis NV	8,184,475	177,339
Shimano, Inc.[5]	1,145,700	175,842
InterContinental Hotels Group PLC	2,249,896	173,718
MercadoLibre, Inc.[1]	98,685	159,915
YUM! Brands, Inc.	1,231,064	154,560
Darden Restaurants, Inc.	822,180	128,647
Moncler SpA	2,268,421	125,632
Sands China, Ltd.[1]	50,880,800	124,803
Pan Pacific International Holdings Corp.	5,575,900	120,499
adidas AG	516,971	108,122
Royal Caribbean Cruises, Ltd.[1]	992,245	106,627
Dowlais Group PLC[4]	71,437,051	92,125
Sony Group Corp.	824,213	71,269
Kindred Group PLC (SDR)	7,709,109	64,366
Midea Group Co., Ltd., Class A	8,786,807	63,669
Aristocrat Leisure, Ltd.	2,276,568	61,057
B&M European Value Retail SA	8,168,127	59,149
Wynn Macau, Ltd.[1,5]	50,916,000	36,502
Rivian Automotive, Inc., Class A1,5	1,093,322	18,324
Lowe’s Companies, Inc.	82,900	16,483
Li Ning Co., Ltd.	4,981,331	13,870
		10,335,449

Consumer staples 6.90%
Philip Morris International, Inc.	20,223,305	1,888,048
Nestlé SA	7,234,688	820,791
Imperial Brands PLC	21,916,021	510,887
Kroger Co.	10,181,256	450,724

Capital World Growth and Income Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Seven & i Holdings Co., Ltd.	10,837,903	$401,688
Ocado Group PLC[1,4]	52,906,061	400,748
Ajinomoto Co., Inc.	9,528,090	355,134
Bunge Global SA	3,076,309	337,994
Kweichow Moutai Co., Ltd., Class A	1,271,631	319,473
Keurig Dr Pepper, Inc.	9,550,802	301,519
British American Tobacco PLC	9,192,878	291,531
Danone SA	4,103,147	263,376
Constellation Brands, Inc., Class A	894,599	215,142
Dollar Tree Stores, Inc.[1]	1,645,548	203,373
Arca Continental, SAB de CV	18,329,545	187,163
Treasury Wine Estates, Ltd.	22,765,713	160,954
ITC, Ltd.	28,283,792	147,806
Kao Corp.	3,313,800	127,313
Mondelez International, Inc., Class A	1,000,000	71,060
Wilmar International, Ltd.	25,468,300	69,111
Sysco Corp.	865,767	62,482
Costco Wholesale Corp.	76,293	45,222
JBS SA	7,259,110	34,230
Altria Group, Inc.	679,484	28,566
L’Oréal SA, non-registered shares	57,956	27,193
Pernod Ricard SA	92,725	16,003
		7,737,531

Materials 6.66%
Vale SA, ordinary nominative shares	66,789,343	1,002,101
Vale SA (ADR), ordinary nominative shares	37,132,404	556,986
Fortescue Ltd.	78,841,539	1,301,843
Glencore PLC	151,751,001	846,392
Linde PLC	1,280,897	529,997
Air Liquide SA	1,918,282	362,903
Air Liquide SA, bonus shares	592,600	112,109
Freeport-McMoRan, Inc.	12,584,419	469,650
Rio Tinto PLC	6,755,480	460,451
Air Products and Chemicals, Inc.	1,630,279	441,072
BHP Group, Ltd. (CDI)	6,873,142	208,595
Evonik Industries AG	9,059,442	169,120
Shin-Etsu Chemical Co., Ltd.	4,698,795	165,183
Albemarle Corp.	1,272,481	154,314
Heidelberg Materials AG, non-registered shares	1,803,328	146,827
Celanese Corp.	930,000	128,954
Barrick Gold Corp. (CAD denominated)	7,282,211	127,940
Akzo Nobel NV	1,520,482	116,614
First Quantum Minerals, Ltd.	13,246,928	108,459
Corteva, Inc.	1,373,841	62,098
Antofagasta PLC	70,835	1,259
		7,472,867

Energy 5.84%
Canadian Natural Resources, Ltd. (CAD denominated)	25,713,874	1,717,038
EOG Resources, Inc.	5,274,152	649,090
TC Energy Corp. (CAD denominated)	14,683,442	550,676
Cameco Corp. (CAD denominated)[5]	8,762,835	402,382
Cameco Corp.	2,674,466	122,811
Cenovus Energy, Inc. (CAD denominated)	28,149,299	499,321
TotalEnergies SE	6,659,458	451,312
Tourmaline Oil Corp.	7,325,138	354,556
Shell PLC (GBP denominated)	9,363,223	302,607
Shell PLC (ADR)	14,347	944
Shell PLC (EUR denominated)	15,427	506
ConocoPhillips	1,938,378	224,018
Neste OYJ	5,854,556	222,279
BP PLC	34,985,163	211,604
Reliance Industries, Ltd.	6,274,000	178,864
Suncor Energy, Inc.[5]	4,727,577	155,873
Baker Hughes Co., Class A	4,175,425	140,921
Woodside Energy Group, Ltd.	5,442,705	111,484
Woodside Energy Group, Ltd. (CDI)	1,241,984	25,072

10	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Schlumberger NV	2,540,867	$132,227
Aker BP ASA	3,439,723	98,582
Gazprom PJSC[1,2]	129,104,684	—	[6]
		6,552,167

Communication services 5.70%
Alphabet, Inc., Class C1	9,475,177	1,268,916
Alphabet, Inc., Class A1	4,555,501	603,740
Meta Platforms, Inc., Class A1	2,148,157	702,770
Netflix, Inc.[1]	1,335,408	632,943
Publicis Groupe SA	7,487,209	632,264
NetEase, Inc.	20,365,875	459,655
Bharti Airtel, Ltd.	30,771,278	374,412
Bharti Airtel, Ltd., interim shares	744,245	5,491
Comcast Corp., Class A	8,911,677	373,310
Take-Two Interactive Software, Inc.[1]	1,403,694	222,064
Deutsche Telekom AG	9,268,950	221,711
Universal Music Group NV	8,080,627	213,209
SoftBank Corp.	15,623,057	189,519
Singapore Telecommunications, Ltd.	81,722,600	141,122
Omnicom Group, Inc.	1,299,506	104,779
Nippon Telegraph and Telephone Corp.	73,646,500	85,986
Sea, Ltd., Class A (ADR)[1]	2,299,500	83,288
Tencent Holdings, Ltd.	1,793,100	75,064
		6,390,243

Utilities 2.34%
E.ON SE	25,123,173	326,381
DTE Energy Co.	2,831,627	294,801
Engie SA	13,392,864	232,055
Engie SA, bonus shares	2,222,972	38,517
Constellation Energy Corp.	2,035,231	246,344
NextEra Energy, Inc.	3,860,021	225,850
Edison International	3,049,460	204,283
Iberdrola, SA, non-registered shares	15,057,276	185,943
China Resources Gas Group, Ltd.	54,193,775	169,978
Dominion Energy, Inc.	2,930,039	132,848
FirstEnergy Corp.	3,527,284	130,298
Duke Energy Corp.	1,302,649	120,208
PG&E Corp.	4,785,361	82,165
AES Corp.	4,418,162	76,037
ENN Energy Holdings, Ltd.	8,246,700	57,221
Public Service Enterprise Group, Inc.	837,963	52,314
National Grid PLC	2,683,607	34,811
Power Grid Corporation of India, Ltd.	4,356,466	10,915
		2,620,969

Real estate 0.56%
Crown Castle, Inc. REIT	1,628,242	190,960
American Tower Corp. REIT	549,181	114,658
Longfor Group Holdings, Ltd.	51,568,473	91,369
Prologis, Inc. REIT	761,847	87,559
Iron Mountain, Inc. REIT	1,018,225	65,319
China Resources Mixc Lifestyle Services, Ltd.	16,545,635	62,592
Sun Hung Kai Properties, Ltd.	2,351,211	23,072
		635,529

Total common stocks (cost: $72,922,130,000)		107,600,367

Preferred securities 0.10%
Consumer discretionary 0.06%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	770,927	70,539

Health care 0.04%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	3,840,783	37,438

Capital World Growth and Income Fund	11

Preferred securities (continued)		Shares		Value (000)
Information technology 0.00%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2,3]			82,866	$1,836

Financials 0.00%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]			315,227	675

Total preferred securities (cost: $116,885,000)				110,488

Convertible bonds & notes 0.08%		Principal amount (000)
Consumer discretionary 0.08%
Rivian Automotive, Inc., convertible notes, 3.625% 10/15/2030[7]		USD	87,000	83,903

Total convertible bonds & notes (cost: $87,000,000)				83,903

Bonds, notes & other debt instruments 0.25%
Corporate bonds, notes & loans 0.20%
Health care 0.13%
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024			85,907	85,694
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026			59,700	54,429
				140,123

Consumer discretionary 0.03%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]			22,275	21,299
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[7]			8,725	9,132
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]			7,252	7,723
				38,154
Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[8]			42,024	26,955

Energy 0.01%
ONEOK, Inc. 2.20% 9/15/2025			2,141	2,014
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8,9]			13,895	13,034
				15,048
Materials 0.00%
First Quantum Minerals, Ltd. 8.625% 6/1/2031[7]			2,541	2,058

Total corporate bonds, notes & loans				222,338

Bonds & notes of governments & government agencies outside the U.S. 0.05%
United Mexican States, Series M, 8.00% 12/7/2023		MXN	1,013,000	58,306

Total bonds, notes & other debt instruments (cost: $285,086,000)				280,644

Short-term securities 4.06%			Shares
Money market investments 1.63%
Capital Group Central Cash Fund 5.46%[4,10]			18,339,479	1,833,948

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.25%
Caisse des Dépôts et Consignations 12/8/2023	4.930%	USD	250,000	249,705
Caisse des Dépôts et Consignations 12/21/2023	4.690		300,000	299,065
DNB Bank ASA 12/18/2023[7]	5.110		500,000	498,681

12	Capital World Growth and Income Fund

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
Oversea-Chinese Banking Corp., Ltd. 1/19/2024[7]	5.210%	USD	50,000	$49,624
Sanofi 12/7/2023[7]	5.143		250,000	249,742
Sanofi 12/20/2023[7]	4.836		50,000	49,852
				1,396,669

Bonds & notes of governments & government agencies outside the U.S. 0.82%
Denmark (Kingdom of) 12/18/2023	5.120		180,000	179,522
KfW 1/10/2024[7]	5.019		190,000	188,851
Nederlandse Waterschapsbank NV 12/11/2023[7]	5.125		250,000	249,601
Oesterreich Kontrollbank 1/12/2024	5.063		50,000	49,679
Québec (Province of) 12/5/2023[7]	5.101		250,000	249,816
				917,469

		Shares
Money market investments purchased with collateral from securities on loan 0.36%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.28%[10,11]			88,006,423	88,006
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.31%[10,11]			61,100,000	61,100
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.24%[10,11]			53,000,000	53,000
Capital Group Central Cash Fund 5.46%[4,10,11]			509,310	50,931
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.26%[10,11]			44,800,000	44,800
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.25%[10,11]			36,700,000	36,700
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.25%[10,11]			36,700,000	36,700
Fidelity Investments Money Market Government Portfolio, Class I 5.24%[10,11]			24,400,000	24,400
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.30%[10,11]			12,200,000	12,200
				407,837

Total short-term securities (cost: $4,556,268,000)				4,555,923

Total investment securities 100.41% (cost: $77,967,369,000)				112,631,325
Other assets less liabilities (0.41)%				(460,391)

Net assets 100.00%				$112,170,934

Capital World Growth and Income Fund	13

Investments in affiliates4

	Value at 12/1/2022 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 11/30/2023 (000)	Dividend or interest income (000)
Common stocks 0.99%
Industrials 0.55%
Melrose Industries PLC	$232,097	$272,723	$133,646		$216	$241,744	$613,134	$5,174
LIXIL Corp.[12]	267,845	—	201,526		(181,459)	115,140	—	8,795
							613,134
Consumer discretionary 0.08%
Dowlais Group PLC	—	147,548	16,770		(8,293)	(30,360)	92,125	1,234
Consumer staples 0.36%
Ocado Group PLC[1]	401,720	—	441		312	(843)	400,748	—
Total common stocks							1,106,007
Short-term securities 1.68%
Money market investments 1.63%
Capital Group Central Cash Fund 5.46%[10]	907,402	14,838,427	13,911,967		235	(149)	1,833,948	202,154
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 5.46%[10,11]	99,481		48,550	[13]			50,931	—	[14]
Total short-term securities							1,884,879
Total 2.67%					$(188,989)	$325,532	$2,990,886	$217,357

Restricted securities3

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Stripe, Inc., Class B1,2	5/6/2021	$7,726	$4,265	.01%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2]	3/15/2021	3,325	1,836	.00 [15]
Total		$11,051	$6,101	.01%

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $6,101,000, which represented .01% of the net assets of the fund.
[4]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[5]	All or a portion of this security was on loan. The total value of all such securities was $564,765,000, which represented .50% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,660,282,000, which represented 1.48% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[10]	Rate represents the seven-day yield at 11/30/2023.
[11]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[12]	Affiliated issuer during the reporting period but no longer held at 11/30/2023.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[15]	Amount less than .01%.

Refer to the notes to financial statements.

14	Capital World Growth and Income Fund

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Capital World Growth and Income Fund	15

Financial statements

Statement of assets and liabilities at November 30, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $564,765 of investment securities on loan):
Unaffiliated issuers (cost: $75,087,968)	$109,640,439
Affiliated issuers (cost: $2,879,401)	2,990,886	$112,631,325
Cash		30,444
Cash denominated in currencies other than U.S. dollars (cost: $5,372)		5,356
Receivables for:
Sales of investments	185,217
Sales of fund’s shares	41,885
Dividends and interest	276,538
Securities lending income	53
Other	1,279	504,972
		113,172,097
Liabilities:
Collateral for securities on loan		407,837
Payables for:
Purchases of investments	419,036
Repurchases of fund’s shares	72,258
Investment advisory services	33,339
Services provided by related parties	17,660
Trustees’ deferred compensation	2,568
U.S. and non-U.S. taxes	47,128
Other	1,337	593,326
Net assets at November 30, 2023		$112,170,934

Net assets consist of:
Capital paid in on shares of beneficial interest		$74,508,191
Total distributable earnings		37,662,743
Net assets at November 30, 2023		$112,170,934

Refer to the notes to financial statements.

16	Capital World Growth and Income Fund

Financial statements (continued)

Statement of assets and liabilities at November 30, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,924,087 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$51,723,613	886,711		$58.33
Class C	676,305	11,745		57.58
Class T	13	—	*	58.30
Class F-1	1,887,239	32,443		58.17
Class F-2	13,355,589	229,244		58.26
Class F-3	5,936,641	101,791		58.32
Class 529-A	3,500,878	60,274		58.08
Class 529-C	76,099	1,314		57.90
Class 529-E	94,400	1,628		57.99
Class 529-T	17	—	*	58.29
Class 529-F-1	12	—	*	58.11
Class 529-F-2	270,361	4,635		58.33
Class 529-F-3	13	—	*	58.33
Class R-1	120,958	2,099		57.64
Class R-2	511,213	8,902		57.42
Class R-2E	60,409	1,041		58.05
Class R-3	1,009,499	17,451		57.85
Class R-4	960,264	16,511		58.16
Class R-5E	141,527	2,431		58.22
Class R-5	333,277	5,711		58.36
Class R-6	31,512,607	540,156		58.34

*	Amount less than one thousand.

Refer to the notes to financial statements.

Capital World Growth and Income Fund	17

Financial statements (continued)

Statement of operations for the year ended November 30, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $96,507; also includes $217,357 from affiliates)	$2,685,027
Interest from unaffiliated issuers	57,814
Securities lending income (net of fees)	4,193	$2,747,034
Fees and expenses*:
Investment advisory services	399,041
Distribution services	156,730
Transfer agent services	75,470
Administrative services	32,356
529 plan services	2,316
Reports to shareholders	2,436
Registration statement and prospectus	997
Trustees’ compensation	808
Auditing and legal	337
Custodian	7,277
Other	231	677,999
Net investment income		2,069,035

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $48,110):
Unaffiliated issuers	2,891,591
Affiliated issuers	(188,989)
In-kind redemptions	38,960
Currency transactions	(11,822)	2,729,740
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $40,930):
Unaffiliated issuers	6,194,204
Affiliated issuers	325,532
Currency translations	3,937	6,523,673
Net realized gain and unrealized appreciation		9,253,413

Net increase in net assets resulting from operations		$11,322,448

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

18	Capital World Growth and Income Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2023	2022
Operations:
Net investment income	$2,069,035	$2,427,744
Net realized gain (loss)	2,729,740	(690,260)
Net unrealized appreciation (depreciation)	6,523,673	(14,316,527)
Net increase (decrease) in net assets resulting from operations	11,322,448	(12,579,043)

Distributions paid to shareholders	(2,246,693)	(8,448,911)

Net capital share transactions	(3,266,659)	4,924,105

Total increase (decrease) in net assets	5,809,096	(16,103,849)

Net assets:
Beginning of year	106,361,838	122,465,687
End of year	$112,170,934	$106,361,838

Refer to the notes to financial statements.

Capital World Growth and Income Fund	19

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

20	Capital World Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Capital World Growth and Income Fund	21

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$22,112,668	$—	$4,265		$22,116,933
Health care	16,886,605	—	—		16,886,605
Industrials	15,434,080	—	—		15,434,080
Financials	11,417,994	—	—	*	11,417,994
Consumer discretionary	10,335,449	—	—		10,335,449
Consumer staples	7,737,531	—	—		7,737,531
Materials	7,360,758	112,109	—		7,472,867
Energy	6,552,167	—	—	*	6,552,167
Communication services	6,390,243	—	—		6,390,243
Utilities	2,582,452	38,517	—		2,620,969
Real estate	635,529	—	—		635,529
Preferred securities	108,652	—	1,836		110,488
Convertible bonds & notes	—	83,903	—		83,903
Bonds, notes & other debt instruments	—	280,644	—		280,644
Short-term securities	2,241,785	2,314,138	—		4,555,923
Total	$109,795,913	$2,829,311	$6,101		$112,631,325

*	Amount less than one thousand.

22	Capital World Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Capital World Growth and Income Fund	23

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2023, the total value of securities on loan was $564,765,000, and the total value of collateral received was $594,193,000. Collateral received includes cash of $407,837,000 and U.S. government securities of $186,356,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

24	Capital World Growth and Income Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2023, the fund recognized $7,186,000 in reclaims (net of $3,862,000 in fees and the effect of realized gain or loss from currency translations) and $976,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2023, the fund reclassified $119,257,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $827,777,000.

As of November 30, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,445,131
Undistributed long-term capital gains	1,815,110
Gross unrealized appreciation on investments	38,380,803
Gross unrealized depreciation on investments	(3,936,064)
Net unrealized appreciation on investments	34,444,739
Cost of investments	78,186,586

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2023					Year ended November 30, 2022
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$987,059		$—	$987,059		$981,598		$3,100,404	$4,082,002
Class C	9,334		—	9,334		10,098		58,584	68,682
Class T	—	*	—	—	*	—	*	1	1
Class F-1	36,816		—	36,816		38,150		127,382	165,532
Class F-2	270,834		—	270,834		257,583		698,081	955,664
Class F-3	129,782		—	129,782		118,206		306,047	424,253
Class 529-A	67,056		—	67,056		66,956		214,593	281,549
Class 529-C	992		—	992		1,083		6,826	7,909
Class 529-E	1,639		—	1,639		1,660		6,296	7,956
Class 529-T	—	*	—	—	*	—	*	1	1
Class 529-F-1	—	*	—	—	*	—	*	1	1
Class 529-F-2	5,620		—	5,620		5,093		13,659	18,752
Class 529-F-3	—	*	—	—	*	—	*	1	1
Class R-1	1,546		—	1,546		1,447		8,028	9,475
Class R-2	6,502		—	6,502		6,208		35,400	41,608
Class R-2E	945		—	945		863		3,680	4,543
Class R-3	17,279		—	17,279		17,744		70,365	88,109
Class R-4	19,927		—	19,927		21,827		68,386	90,213
Class R-5E	3,025		—	3,025		2,711		7,177	9,888
Class R-5	8,306		—	8,306		9,797		27,076	36,873
Class R-6	680,031		—	680,031		608,425		1,547,474	2,155,899
Total	$2,246,693		$—	$2,246,693		$2,149,449		$6,299,462	$8,448,911

*	Amount less than one thousand.

Capital World Growth and Income Fund	25

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2023, the investment advisory services fees were $399,041,000, which were equivalent to an annualized rate of 0.370% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

26	Capital World Growth and Income Fund

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2023, the 529 plan services fees were $2,316,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the year ended November 30, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$122,737	$50,208		$15,094		Not applicable
Class C	7,192	730		218		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,651	2,958		571		Not applicable
Class F-2	Not applicable	12,992		3,726		Not applicable
Class F-3	Not applicable	40		1,697		Not applicable
Class 529-A	7,854	3,168		1,036		$2,058
Class 529-C	823	77		25		49
Class 529-E	474	50		28		57
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	69		77		152
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,218	120		37		Not applicable
Class R-2	3,854	1,787		154		Not applicable
Class R-2E	373	126		19		Not applicable
Class R-3	5,063	1,516		304		Not applicable
Class R-4	2,491	1,015		299		Not applicable
Class R-5E	Not applicable	214		42		Not applicable
Class R-5	Not applicable	187		109		Not applicable
Class R-6	Not applicable	213		8,920		Not applicable
Total class-specific expenses	$156,730	$75,470		$32,356		$2,316

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $808,000 in the fund’s statement of operations reflects $634,000 in current fees (either paid in cash or deferred) and a net increase of $174,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,287,393,000 and $853,433,000, respectively, which generated $27,235,000 of net realized losses from such sales.

Capital World Growth and Income Fund	27

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2023

Class A	$1,408,403	25,544	$964,920		17,667		$(4,852,482)	(88,042)	$(2,479,159)	(44,831)
Class C	57,485	1,055	9,273		172		(249,291)	(4,580)	(182,533)	(3,353)
Class T	—	—	—		—		—	—	—	—
Class F-1	38,120	693	36,399		668		(284,755)	(5,170)	(210,236)	(3,809)
Class F-2	2,352,021	42,512	260,245		4,771		(2,256,069)	(41,029)	356,197	6,254
Class F-3	858,391	15,551	126,674		2,321		(1,062,359)	(19,265)	(77,294)	(1,393)
Class 529-A	205,624	3,741	67,030		1,233		(529,572)	(9,583)	(256,918)	(4,609)
Class 529-C	14,567	266	990		17		(38,533)	(703)	(22,976)	(420)
Class 529-E	5,789	105	1,638		30		(18,242)	(330)	(10,815)	(195)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	41,654	757	5,618		103		(43,477)	(784)	3,795	76
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	11,303	207	1,546		29		(28,579)	(523)	(15,730)	(287)
Class R-2	53,691	986	6,498		121		(120,252)	(2,213)	(60,063)	(1,106)
Class R-2E	14,206	259	945		17		(20,387)	(365)	(5,236)	(89)
Class R-3	115,002	2,097	17,245		319		(267,701)	(4,902)	(135,454)	(2,486)
Class R-4	95,197	1,730	19,919		366		(320,839)	(5,849)	(205,723)	(3,753)
Class R-5E	27,411	503	3,025		55		(41,149)	(748)	(10,713)	(190)
Class R-5	45,919	841	8,260		152		(149,777)	(2,711)	(95,598)	(1,718)
Class R-6	2,246,477	40,761	680,013		12,454		(2,784,693)	(50,584)	141,797	2,631
Total net increase (decrease)	$7,591,260	137,608	$2,210,238		40,495		$(13,068,157)	(237,381)	$(3,266,659)	(59,278)

Refer to the end of the table for footnotes.

28	Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2022

Class A	$1,708,430	30,830	$4,001,150	67,119		$(5,689,131)	(104,295)	$20,449	(6,346)
Class C	71,142	1,293	68,289	1,145		(286,248)	(5,258)	(146,817)	(2,820)
Class T	—	—	—	—		—	—	—	—
Class F-1	56,428	1,018	163,731	2,749		(332,192)	(6,109)	(112,033)	(2,342)
Class F-2	2,642,028	48,126	922,681	15,564		(2,742,670)	(51,025)	822,039	12,665
Class F-3	1,251,155	23,417	414,488	6,993		(1,064,714)	(19,522)	600,929	10,888
Class 529-A	222,377	4,017	281,475	4,740		(481,740)	(8,794)	22,112	(37)
Class 529-C	16,548	301	7,893	132		(46,172)	(830)	(21,731)	(397)
Class 529-E	6,046	111	7,951	133		(18,218)	(329)	(4,221)	(85)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	40,266	726	18,750	316		(32,343)	(590)	26,673	452
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	14,589	266	9,467	159		(26,229)	(477)	(2,173)	(52)
Class R-2	64,504	1,188	41,574	699		(144,287)	(2,624)	(38,209)	(737)
Class R-2E	12,385	224	4,542	76		(15,517)	(279)	1,410	21
Class R-3	150,177	2,729	87,981	1,479		(311,787)	(5,647)	(73,629)	(1,439)
Class R-4	244,631	4,466	90,185	1,518		(354,524)	(6,593)	(19,708)	(609)
Class R-5E	43,052	787	9,885	167		(26,954)	(497)	25,983	457
Class R-5	53,139	976	36,704	618		(127,897)	(2,394)	(38,054)	(800)
Class R-6	3,409,415	65,351	2,155,706	36,397		(1,704,039)	(31,412)	3,861,082	70,336
Total net increase (decrease)	$10,006,312	185,826	$8,322,455	140,004		$(13,404,662)	(246,675)	$4,924,105	79,155

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $28,218,395,000 and $30,168,367,000, respectively, during the year ended November 30, 2023.

Capital World Growth and Income Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2023	$53.66	$.99	$4.76	$5.75	$(1.08)	$—	$(1.08)	$58.33	10.87%	$51,724		.75%		.75%		1.79%
11/30/2022	64.35	1.16	(7.51)	(6.35)	(1.03)	(3.31)	(4.34)	53.66	(10.46)	49,986		.75		.75		2.12
11/30/2021	56.86	1.03	7.34	8.37	(.88)	—	(.88)	64.35	14.75	60,354		.75		.75		1.62
11/30/2020	50.98	.91	6.10	7.01	(.73)	(.40)	(1.13)	56.86	14.17	55,068		.77		.77		1.83
11/30/2019	47.80	.97	5.38	6.35	(1.05)	(2.12)	(3.17)	50.98	14.42	52,805		.77		.77		2.03
Class C:
11/30/2023	52.99	.57	4.70	5.27	(.68)	—	(.68)	57.58	10.05	676		1.50		1.50		1.05
11/30/2022	63.56	.74	(7.40)	(6.66)	(.60)	(3.31)	(3.91)	52.99	(11.14)	800		1.50		1.50		1.37
11/30/2021	56.18	.55	7.26	7.81	(.43)	—	(.43)	63.56	13.91	1,139		1.48		1.48		.88
11/30/2020	50.35	.53	6.06	6.59	(.36)	(.40)	(.76)	56.18	13.34	1,206		1.50		1.50		1.09
11/30/2019	47.23	.60	5.31	5.91	(.67)	(2.12)	(2.79)	50.35	13.54	1,719		1.53		1.53		1.28
Class T:
11/30/2023	53.63	1.15	4.75	5.90	(1.23)	—	(1.23)	58.30	11.18 [5]	—	[6]	.46	[5]	.46	[5]	2.08	[5]
11/30/2022	64.33	1.28	(7.50)	(6.22)	(1.17)	(3.31)	(4.48)	53.63	(10.25)[5]	—	[6]	.51	[5]	.51	[5]	2.35	[5]
11/30/2021	56.85	1.17	7.33	8.50	(1.02)	—	(1.02)	64.33	14.99 [5]	—	[6]	.52	[5]	.52	[5]	1.84	[5]
11/30/2020	50.98	1.03	6.10	7.13	(.86)	(.40)	(1.26)	56.85	14.47 [5]	—	[6]	.52	[5]	.52	[5]	2.07	[5]
11/30/2019	47.80	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.98	14.65 [5]	—	[6]	.54	[5]	.54	[5]	2.25	[5]
Class F-1:
11/30/2023	53.52	.96	4.74	5.70	(1.05)	—	(1.05)	58.17	10.80	1,887		.81		.81		1.74
11/30/2022	64.19	1.13	(7.50)	(6.37)	(.99)	(3.31)	(4.30)	53.52	(10.51)	1,940		.81		.81		2.07
11/30/2021	56.72	.99	7.32	8.31	(.84)	—	(.84)	64.19	14.67	2,477		.80		.80		1.57
11/30/2020	50.86	.89	6.09	6.98	(.72)	(.40)	(1.12)	56.72	14.13	3,089		.81		.81		1.78
11/30/2019	47.69	.94	5.37	6.31	(1.02)	(2.12)	(3.14)	50.86	14.36	3,444		.82		.82		1.98
Class F-2:
11/30/2023	53.59	1.12	4.76	5.88	(1.21)	—	(1.21)	58.26	11.15	13,356		.52		.52		2.03
11/30/2022	64.28	1.28	(7.50)	(6.22)	(1.16)	(3.31)	(4.47)	53.59	(10.26)	11,951		.53		.53		2.35
11/30/2021	56.80	1.18	7.33	8.51	(1.03)	—	(1.03)	64.28	15.01	13,521		.52		.52		1.85
11/30/2020	50.94	1.03	6.08	7.11	(.85)	(.40)	(1.25)	56.80	14.45	11,226		.52		.52		2.07
11/30/2019	47.76	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.94	14.69	9,902		.54		.54		2.25
Class F-3:
11/30/2023	53.65	1.18	4.76	5.94	(1.27)	—	(1.27)	58.32	11.25	5,937		.41		.41		2.14
11/30/2022	64.35	1.34	(7.51)	(6.17)	(1.22)	(3.31)	(4.53)	53.65	(10.17)	5,536		.42		.42		2.45
11/30/2021	56.86	1.24	7.34	8.58	(1.09)	—	(1.09)	64.35	15.12	5,939		.41		.41		1.96
11/30/2020	50.99	1.09	6.08	7.17	(.90)	(.40)	(1.30)	56.86	14.58	4,815		.42		.42		2.17
11/30/2019	47.81	1.12	5.38	6.50	(1.20)	(2.12)	(3.32)	50.99	14.79	4,139		.44		.44		2.35
Class 529-A:
11/30/2023	53.43	.97	4.74	5.71	(1.06)	—	(1.06)	58.08	10.83	3,501		.79		.79		1.76
11/30/2022	64.10	1.14	(7.49)	(6.35)	(1.01)	(3.31)	(4.32)	53.43	(10.50)	3,467		.79		.79		2.09
11/30/2021	56.64	1.00	7.32	8.32	(.86)	—	(.86)	64.10	14.71	4,161		.78		.78		1.59
11/30/2020	50.79	.89	6.07	6.96	(.71)	(.40)	(1.11)	56.64	14.12	3,860		.81		.81		1.79
11/30/2019	47.63	.94	5.35	6.29	(1.01)	(2.12)	(3.13)	50.79	14.34	3,494		.83		.83		1.98

Refer to the end of the table for footnotes.

30	Capital World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2023	$53.27	$.54	$4.72	$5.26	$(.63)	$—	$(.63)	$57.90	9.96%		$76		1.56%		1.56%		.98%
11/30/2022	63.87	.72	(7.45)	(6.73)	(.56)	(3.31)	(3.87)	53.27	(11.17)		92		1.55		1.55		1.32
11/30/2021	56.45	.53	7.28	7.81	(.39)	—	(.39)	63.87	13.84		136		1.52		1.52		.84
11/30/2020	50.56	.51	6.09	6.60	(.31)	(.40)	(.71)	56.45	13.29		156		1.55		1.55		1.03
11/30/2019	47.41	.58	5.34	5.92	(.65)	(2.12)	(2.77)	50.56	13.50		413		1.58		1.58		1.24
Class 529-E:
11/30/2023	53.35	.84	4.73	5.57	(.93)	—	(.93)	57.99	10.58		94		1.02		1.02		1.53
11/30/2022	63.99	1.01	(7.46)	(6.45)	(.88)	(3.31)	(4.19)	53.35	(10.71)		97		1.02		1.02		1.86
11/30/2021	56.56	.86	7.29	8.15	(.72)	—	(.72)	63.99	14.44		122		1.01		1.01		1.36
11/30/2020	50.70	.78	6.09	6.87	(.61)	(.40)	(1.01)	56.56	13.92		117		1.02		1.02		1.57
11/30/2019	47.55	.84	5.34	6.18	(.91)	(2.12)	(3.03)	50.70	14.09		119		1.04		1.04		1.76
Class 529-T:
11/30/2023	53.63	1.10	4.76	5.86	(1.20)	—	(1.20)	58.29	11.09	[5]	—	[6]	.55	[5]	.55	[5]	2.00	[5]
11/30/2022	64.32	1.27	(7.50)	(6.23)	(1.15)	(3.31)	(4.46)	53.63	(10.28)[5]		—	[6]	.54	[5]	.54	[5]	2.33	[5]
11/30/2021	56.84	1.14	7.33	8.47	(.99)	—	(.99)	64.32	14.94	[5]	—	[6]	.56	[5]	.56	[5]	1.80	[5]
11/30/2020	50.98	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.84	14.40	[5]	—	[6]	.56	[5]	.56	[5]	2.02	[5]
11/30/2019	47.80	1.05	5.38	6.43	(1.13)	(2.12)	(3.25)	50.98	14.62	[5]	—	[6]	.59	[5]	.59	[5]	2.20	[5]
Class 529-F-1:
11/30/2023	53.47	1.05	4.74	5.79	(1.15)	—	(1.15)	58.11	11.01	[5]	—	[6]	.63	[5]	.63	[5]	1.91	[5]
11/30/2022	64.15	1.21	(7.48)	(6.27)	(1.10)	(3.31)	(4.41)	53.47	(10.39)[5]		—	[6]	.63	[5]	.63	[5]	2.23	[5]
11/30/2021	56.69	1.12	7.33	8.45	(.99)	—	(.99)	64.15	14.93	[5]	—	[6]	.60	[5]	.60	[5]	1.76	[5]
11/30/2020	50.84	1.08	6.00	7.08	(.83)	(.40)	(1.23)	56.69	14.40	[5]	—	[6]	.57	[5]	.57	[5]	2.18	[5]
11/30/2019	47.68	1.05	5.35	6.40	(1.12)	(2.12)	(3.24)	50.84	14.60		188		.60		.60		2.21
Class 529-F-2:
11/30/2023	53.66	1.13	4.76	5.89	(1.22)	—	(1.22)	58.33	11.16		270		.50		.50		2.05
11/30/2022	64.36	1.28	(7.51)	(6.23)	(1.16)	(3.31)	(4.47)	53.66	(10.26)		245		.52		.52		2.35
11/30/2021	56.87	1.15	7.34	8.49	(1.00)	—	(1.00)	64.36	14.96		264		.55		.55		1.81
11/30/2020[7,8]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	215		.05	[9]	.05	[9]	.03	[9]
Class 529-F-3:
11/30/2023	53.66	1.14	4.76	5.90	(1.23)	—	(1.23)	58.33	11.18		—	[6]	.47		.47		2.07
11/30/2022	64.36	1.30	(7.50)	(6.20)	(1.19)	(3.31)	(4.50)	53.66	(10.22)		—	[6]	.48		.48		2.38
11/30/2021	56.87	1.20	7.34	8.54	(1.05)	—	(1.05)	64.36	15.06		—	[6]	.50		.47		1.89
11/30/2020[7,8]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	—	[6]	.06	[9]	.04	[9]	.04	[9]
Class R-1:
11/30/2023	53.03	.57	4.72	5.29	(.68)	—	(.68)	57.64	10.04		121		1.51		1.51		1.04
11/30/2022	63.62	.73	(7.42)	(6.69)	(.59)	(3.31)	(3.90)	53.03	(11.16)		127		1.51		1.51		1.35
11/30/2021	56.24	.54	7.25	7.79	(.41)	—	(.41)	63.62	13.88		155		1.51		1.51		.86
11/30/2020	50.41	.53	6.06	6.59	(.36)	(.40)	(.76)	56.24	13.32		158		1.52		1.52		1.07
11/30/2019	47.28	.60	5.33	5.93	(.68)	(2.12)	(2.80)	50.41	13.56		177		1.54		1.54		1.28

Refer to the end of the table for footnotes.

Capital World Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2023	$52.84	$.57	$4.69	$5.26	$(.68)	$—	$(.68)	$57.42	10.04%	$511	1.51%	1.51%	1.04%
11/30/2022	63.42	.72	(7.40)	(6.68)	(.59)	(3.31)	(3.90)	52.84	(11.17)	529	1.53	1.53	1.34
11/30/2021	56.06	.54	7.24	7.78	(.42)	—	(.42)	63.42	13.88	682	1.51	1.51	.86
11/30/2020	50.25	.53	6.04	6.57	(.36)	(.40)	(.76)	56.06	13.33	681	1.52	1.52	1.08
11/30/2019	47.15	.60	5.30	5.90	(.68)	(2.12)	(2.80)	50.25	13.53	722	1.54	1.54	1.27
Class R-2E:
11/30/2023	53.41	.73	4.74	5.47	(.83)	—	(.83)	58.05	10.36	60	1.21	1.21	1.33
11/30/2022	64.05	.90	(7.47)	(6.57)	(.76)	(3.31)	(4.07)	53.41	(10.89)	60	1.23	1.23	1.65
11/30/2021	56.61	.73	7.30	8.03	(.59)	—	(.59)	64.05	14.22	71	1.21	1.21	1.16
11/30/2020	50.75	.68	6.09	6.77	(.51)	(.40)	(.91)	56.61	13.65	69	1.22	1.22	1.38
11/30/2019	47.59	.74	5.36	6.10	(.82)	(2.12)	(2.94)	50.75	13.88	67	1.24	1.24	1.56
Class R-3:
11/30/2023	53.22	.82	4.73	5.55	(.92)	—	(.92)	57.85	10.55	1,010	1.06	1.06	1.49
11/30/2022	63.85	.98	(7.46)	(6.48)	(.84)	(3.31)	(4.15)	53.22	(10.76)	1,061	1.07	1.07	1.80
11/30/2021	56.43	.82	7.28	8.10	(.68)	—	(.68)	63.85	14.37	1,365	1.06	1.06	1.31
11/30/2020	50.59	.75	6.07	6.82	(.58)	(.40)	(.98)	56.43	13.84	1,440	1.07	1.07	1.52
11/30/2019	47.45	.82	5.33	6.15	(.89)	(2.12)	(3.01)	50.59	14.05	1,568	1.09	1.09	1.73
Class R-4:
11/30/2023	53.50	.98	4.75	5.73	(1.07)	—	(1.07)	58.16	10.87	960	.76	.76	1.78
11/30/2022	64.17	1.15	(7.49)	(6.34)	(1.02)	(3.31)	(4.33)	53.50	(10.48)	1,084	.77	.77	2.11
11/30/2021	56.71	1.02	7.31	8.33	(.87)	—	(.87)	64.17	14.71	1,340	.76	.76	1.61
11/30/2020	50.84	.91	6.09	7.00	(.73)	(.40)	(1.13)	56.71	14.20	1,459	.77	.77	1.83
11/30/2019	47.67	.96	5.36	6.32	(1.03)	(2.12)	(3.15)	50.84	14.37	1,520	.79	.79	2.02
Class R-5E:
11/30/2023	53.56	1.09	4.76	5.85	(1.19)	—	(1.19)	58.22	11.08	142	.56	.56	1.98
11/30/2022	64.24	1.25	(7.49)	(6.24)	(1.13)	(3.31)	(4.44)	53.56	(10.29)	140	.57	.57	2.30
11/30/2021	56.77	1.14	7.33	8.47	(1.00)	—	(1.00)	64.24	14.94	139	.56	.56	1.80
11/30/2020	50.91	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.77	14.41	110	.56	.56	2.03
11/30/2019	47.74	1.04	5.39	6.43	(1.14)	(2.12)	(3.26)	50.91	14.64	82	.58	.58	2.19
Class R-5:
11/30/2023	53.68	1.16	4.76	5.92	(1.24)	—	(1.24)	58.36	11.20	333	.46	.46	2.11
11/30/2022	64.38	1.32	(7.52)	(6.20)	(1.19)	(3.31)	(4.50)	53.68	(10.20)	399	.47	.47	2.41
11/30/2021	56.89	1.21	7.34	8.55	(1.06)	—	(1.06)	64.38	15.05	530	.46	.46	1.91
11/30/2020	51.02	1.06	6.09	7.15	(.88)	(.40)	(1.28)	56.89	14.51	542	.47	.47	2.13
11/30/2019	47.83	1.11	5.37	6.48	(1.17)	(2.12)	(3.29)	51.02	14.74	745	.49	.49	2.34
Class R-6:
11/30/2023	53.67	1.18	4.76	5.94	(1.27)	—	(1.27)	58.34	11.25	31,513	.41	.41	2.13
11/30/2022	64.37	1.33	(7.50)	(6.17)	(1.22)	(3.31)	(4.53)	53.67	(10.17)	28,848	.42	.42	2.45
11/30/2021	56.87	1.24	7.35	8.59	(1.09)	—	(1.09)	64.37	15.14	30,071	.41	.41	1.94
11/30/2020	51.01	1.09	6.08	7.17	(.91)	(.40)	(1.31)	56.87	14.56	21,684	.42	.42	2.18
11/30/2019	47.82	1.12	5.39	6.51	(1.20)	(2.12)	(3.32)	51.01	14.82	18,613	.43	.43	2.36

Refer to the end of the table for footnotes.

32	Capital World Growth and Income Fund

Financial highlights (continued)

	Year ended November 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[10]	27%	32%	32%	36%	23%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Capital World Growth and Income Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 9, 2024

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

34	Capital World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2023, through November 30, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Growth and Income Fund	35

Expense example (continued)

	Beginning account value 6/1/2023	Ending account value 11/30/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,076.77	$3.96	.76%
Class A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class C – actual return	1,000.00	1,072.77	7.79	1.50
Class C – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class T – actual return	1,000.00	1,078.38	2.40	.46
Class T – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class F-1 – actual return	1,000.00	1,076.44	4.22	.81
Class F-1 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 – actual return	1,000.00	1,078.10	2.71	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	1,078.57	2.14	.41
Class F-3 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-A – actual return	1,000.00	1,076.69	4.11	.79
Class 529-A – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class 529-C – actual return	1,000.00	1,072.54	8.11	1.56
Class 529-C – assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class 529-E – actual return	1,000.00	1,075.48	5.31	1.02
Class 529-E – assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class 529-T – actual return	1,000.00	1,077.72	2.97	.57
Class 529-T – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-1 – actual return	1,000.00	1,077.30	3.28	.63
Class 529-F-1 – assumed 5% return	1,000.00	1,021.91	3.19	.63
Class 529-F-2 – actual return	1,000.00	1,078.17	2.66	.51
Class 529-F-2 – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class 529-F-3 – actual return	1,000.00	1,078.29	2.45	.47
Class 529-F-3 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-1 – actual return	1,000.00	1,072.67	7.85	1.51
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 – actual return	1,000.00	1,072.78	7.85	1.51
Class R-2 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2E – actual return	1,000.00	1,074.45	6.29	1.21
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-3 – actual return	1,000.00	1,075.14	5.51	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	1,076.89	3.96	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	1,077.89	2.92	.56
Class R-5E – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-5 – actual return	1,000.00	1,078.43	2.40	.46
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-6 – actual return	1,000.00	1,078.76	2.14	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	Capital World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2023:

Long-term capital gains	$80,328,000
Foreign taxes	$0.08 per share
Foreign source income	$0.96 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$224,262,000
Corporate dividends received deduction	$865,992,000
U.S. government income that may be exempt from state taxation	$56,161,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Capital World Growth and Income Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through May 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

38	Capital World Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital World Growth and Income Fund	39

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2016	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995-2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016-2020)	14	Collegium Pharmaceutical, Inc.; SI-Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	5	None
Merit E. Janow, 1958	2001	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	5	2U, Inc. (educational technology company)
Christopher E. Stone, 1956 Chair of the Board (Independent and Non-Executive)	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Kathy J. Williams, 1955	2021	Board Chair, Above & Beyond Teaching	11	None
Amy Zegart, PhD, 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President and Trustee	2008	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]; Director, The Capital Group Companies, Inc.[7]	5	None
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	5	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 41 for footnotes.

40	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael Cohen, 1961 Co-President	2008-2009, 2014	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7] ; Chairman and Senior Vice President, Capital International Limited[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company7; Director, Capital Research and Management Company
Jeremy Burge, 1961 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital International Asset Management (Canada), Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Lara Pellini, 1975 Senior Vice President	2021	Partner — Capital World Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Renaud H. Samyn, 1974 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2023	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Jeremy Burge, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	41

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42	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WGI

Registrant:

a) Audit Fees:
Audit	2022	133,000
	2023	142,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	9,000
	2023	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2022 and $10,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2024

By ___/s/ Gregory F. Niland___________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2024